PROVISION FOR INCOME TAXES	12 Months Ended
Nov. 30, 2018
Income Tax Disclosure [Abstract]
PROVISION FOR INCOME TAXES

NOTE 6 – PROVISION FOR INCOME TAXES

On December 22, 2017, the United States enacted the Tax Cuts and Jobs Act (the “Act”) resulting in significant modifications to existing law. The Company has completed the accounting for the effects of the Act during the quarter ended November 30, 2018. The Company’s financial statements for the year ended November 30, 2018 reflect certain effects of the Act which includes a reduction in the corporate tax rate from 34% to 21% as well as other changes.

The provisions for refundable federal income tax at a blended rate for fiscal year ended November 30, 2018 and 34% for 2017, consist of the following:

	November 30,	November 30,
	2018	2017
Income tax expense at statutory rate	$(9,168)	$(1,835)
Effect of change in statutory rate	3,505	702
Change in valuation allowance	5,663	1,133
Income tax expense per books	$-	$-

The tax effects of temporary differences that give rise to the Company’s net deferred tax assets as of November 30, 2018 and 2017 are as follows:

	November 30,	November 30,
	2018	2017
NOL Carryover	$6,776	$1,113
Valuation allowance	(6,776)	(1,113)
Net deferred tax asset	$-	$-

The Company has approximately $32,362 of net operating losses (“NOL”) generated from inception (May 24, 2017) to November 30, 2018 carried forward to offset taxable income in future years which expire commencing in fiscal 2037. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based on the assessment, management has established a full valuation allowance against all of the deferred tax assets relating to NOLs for every period because it is more likely than not that all of the deferred tax assets will not be realized.

A valuation allowance has been established for our tax assets as their use is dependent on the generation of sufficient future taxable income, which cannot be predicted at this time. As of November 30, 2018, we had no material unrecognized tax benefits and no adjustments to liabilities or operations were required. No interest and penalties have been recognized by us to date. Our net operating loss carryforwards are subject to review and possible adjustment by the Internal Revenue Service and are subject to certain limitations in the event of cumulative changes in the ownership interest of significant stockholders over a three-year period in excess of 50%.

Tax returns for the year ended 2017 and 2018 are subject to review by the tax authorities. The Company has no liabilities related to uncertain tax positions or unrecognized benefits as of the year ended November 30, 2018.